Rule 482ad

Bancroft Fund Ltd.

Issuer:	Bancroft Fund Ltd.

Securities:	Perpetual

Security Type:	Fixed-Rate Cumulative Preferred Shares

Title:	Series A Cumulative Preferred Shares

Liquidation Preference:	$25.00 per share

Anticipated Rating:	A1 from Moody’s Investors Service, Inc. (No assurances can be given that the anticipated rating will be obtained from Moody’s Investors Service, Inc.)

Underwriters:	Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters named in the Prospectus Supplement of Bancroft Fund Ltd.

The information herein and in the prospectus supplement is not complete and is subject to change. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement and related base prospectus contain this and additional information about Bancroft Fund Ltd. and the Series A Cumulative Preferred Shares, and should be read carefully before investing. A copy of the prospectus supplement and related base prospectus is available on EDGAR, or from your financial adviser.

An investment in the Series A Cumulative Preferred Shares involves risks. Therefore, before investing in the Series A Cumulative Preferred Shares you should consider the risks associated with such an investment carefully. See “Special Characteristics and Risks of the Series A Preferred Shares” in the prospectus supplement and “Risk Factors and Special Considerations” in the related base prospectus.